EXHIBIT 10.23

                                                                  EXECUTION COPY
                      SECOND AMENDMENT, CONSENT AND WAIVER
                      ------------------------------------


                  SECOND AMENDMENT, CONSENT AND WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of January 4, 2000, among GOLDEN SKY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware ("Holdings"), GOLDEN SKY SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the Banks party hereto from time to time, PARIBAS (formerly known as Banque Paribas), as Syndication Agent, FLEET NATIONAL BANK, as Administrative Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -

                   WHEREAS, the Borrower, the Banks, the Agents and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of July 7, 1997, amended and restated as of May 8, 1998 (as amended, modified and supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to consent to certain actions and waive certain provisions of the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                   NOW, THEREFORE, it is agreed:

                  1. Section 8.10(b) of the Credit Agreement shall be amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

                  "(b) Holdings will cause the Borrower not to permit, and the Borrower will not permit, the Annualized Churn Rate for any fiscal quarter ending on a date set forth below to exceed the percentage set forth opposite such date below:

                   Fiscal Quarter Ended           Percentage
                   --------------------           ----------
                 December 31, 1999                18.0%
                 March 31, 2000                   19.0%
                 June 30, 2000                    19.0%
                 September 30, 2000               18.0%
                 December 31, 2000                18.0%
                 March 31, 2001 and thereafter    12.0%"

                  2. Section 8.12 of the Credit Agreement shall be amended by deleting the section in its entirety and inserting in lieu thereof the following new section:

                  "8.12 Annualized Adjusted Consolidated Interest Coverage Ratio. Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Annualized Adjusted Consolidated EBITDA to Annualized Adjusted Consolidated Interest Expense for any fiscal quarter ending on a date set forth below to be less than the ratio set forth opposite such date below:

                 Fiscal Quarter Ended                   Ratio
                 --------------------                   -----

                  December 31, 1999                     2.00x

                  March 31, 2000                        2.00x

                  June 30, 2000                         2.00x

                  September 30, 2000                    1.75x

                  December 31, 2000                     1.50x

                  March 31, 2001                        2.00x

                  June 30, 2001                         2.00x

                  September 30, 2001                    2.00x

                  December 31, 2001                     2.00x"

                  3. Section 8.14 of the Credit Agreement shall be amended by deleting the table appearing therein and inserting in lieu thereof the following table:

                   Fiscal Quarter Ended               Ratio
                   --------------------               -----
                  December 31, 1999                   13.50x

                  March 31, 2000                      10.25x

                  June 30, 2000                       7.25x

                  September 30, 2000                  6.55x

                  December 31, 2000                   5.75x

                  March 31, 2001                      4.50x

                  June 30, 2001                       4.00x

                  4. Section 8.15 of the Credit Agreement shall be amended by deleting the table appearing therein and inserting in lieu thereof the following table:

                   Fiscal Quarter Ended                Ratio
                   --------------------                -----

                  December 31, 1999                    3.75x

                  March 31, 2000 through               3.00x
                  June 30, 2001

                  5. Section 8.18(ii) of the Credit Agreement shall be amended by inserting immediately following the words "Permitted Seller Notes," the phrase "L/C Coverage Period Letters of Credit,".

                  6. Section 9 of the Credit Agreement is hereby amended by (x) inserting a semi-colon and the word "or" in lieu of the period at the end of
Section 9.11 and (y) inserting the following new Section 9.12:

                  "9.12 L/C Coverage Period Letter of Credit. The issuing bank under the L/C Coverage Period Letters of Credit shall not have paid the beneficiaries thereunder following a request by the beneficiaries pursuant to the terms thereof (and the provisions of Section 12 of the Second Amendment) for any reason."

                  7. The following definitions in Section 10 of the Credit Agreement are amended as set forth below:

                  (a) The definition of "Annualized Churn Rate" shall be amended to read in its entirety as follows:

                  "Annualized Churn Rate" shall mean, for any period, the net number of disconnected subscribers for such period divided by the sum of the number of subscribers at the beginning of such period, the number of gross subscriber additions during such period, and the number of subscribers acquired during such period, as measured on the last day of each fiscal quarter for the trailing twelve-month period then ended.

                  (b) The definition of "Applicable Base Rate Margin" shall be amended by (x) deleting the number "2.50" and inserting the number "3.00" in lieu thereof and (y) deleting the number "2.75" and inserting the number "3.25" in lieu thereof.

                  (c) The definition of "Applicable Eurodollar Rate Margin" shall be amended by (x) deleting the number "3.75" and inserting the number "4.25" in lieu thereof and (y) deleting the number "4.00" and inserting the number "4.50" in lieu thereof.

                  (d) The definition of "Borrowing Base" shall be amended by (x) deleting the phrase "and $800 thereafter" and inserting in lieu thereof the following phrase "$800 from January 1, 2000 until and including December 31, 2000, and $700 thereafter" and (y) adding, immediately after the phrase "pursuant to Section 5.06", the following provision:

                  "provided, however, that in any event the Borrowing Base shall be deemed to be equal to zero at any time during the periods set forth below that the ratio of Net Adjusted Consolidated Indebtedness to Annualized Adjusted Consolidated EBITDA for the immediately preceding three-month period shall exceed the ratio set forth opposite such period below:

                             Period                               Ratio
                             ------                               -----

                January 1, 2001 to and including March 31,        4.50x
                2001

                April 1, 2001 to and including December 31,       4.00x;
                2001

provided further, that upon the receipt by the Administrative Agent of evidence that the Borrower has complied with the above ratios (with such evidence to be in form and substance reasonably satisfactory to the Administrative Agent) for two consecutive three-month periods at any time during the period from January 1, 2001 through and including December 31, 2001, the above proviso shall cease to be in force and effect and shall be excluded from the definition of the Borrowing Base".

                  (e) The definition of "Leverage Reduction Discount" shall be amended by (x) deleting the table appearing in clause (ii) therein and inserting in lieu thereof the following table:

                           Net Adjusted Consolidated Indebtedness to
          Percentage            Annualized Consolidated EBITDA
          ----------            ------------------------------

            0.75%          less than 7:1 but greater than or equal to 6:1

            1.25%          less than 6:1 but greater than or equal to 5:1

            1.50%          less than 5:1 but greater than or equal to 4:1

            2.00%          less than 4:1,

and (y) deleting the number "0.75" appearing in clause (iii) therein and inserting the number "1.25" in lieu thereof.

                  (f) The definition of "Net Adjusted Consolidated Indebtedness" shall be amended by inserting immediately following the words "Acceptable DBS Debt" the phrase "minus the amount of outstanding and unpaid L/C Loans and the amount of Letter of Credit Outstandings with respect to the L/C Letters of Credit."

                  8. Additional Definitions. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

                  "L/C Coverage Period Letters of Credit" shall have the meaning provided in Section 19 of the Second Amendment.

                  "L/C Loans" shall have the meaning provided in Section 10(a) of the Second Amendment.

                  "L/C Letters of Credit" shall have the meaning provided in
Section 10(a) of the Second Amendment.

                  "Second Amendment" shall mean the Second Amendment, Consent and Waiver to this Agreement, dated as of December 31, 1999.

                  9. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive, solely on a one-time basis, the requirement of the Borrower to comply with the financial covenants contained in Sections 8.10, 8.14 and 8.15 of the Credit Agreement for the fiscal quarter ended September 30, 1999 (as in effect before giving effect to this Amendment).

                  10. To induce the Banks to agree to the waiver and amendments described herein (and as a condition thereto), the Borrower agrees as follows:

                  (a) from and after the Second Amendment Effective Date (as defined below) to and including December 31, 2000, the Borrower shall not incur additional Borrowings under the Credit Agreement and shall not be permitted to request the issuance of any Letters of Credit even if the Borrower is otherwise permitted to incur such Borrowings or have such Letters of Credit issued under the Credit Agreement, provided, however, the Borrower may incur additional Borrowings ("L/C Loans") or have Letters of Credit issued for its account ("L/C Letters of Credit", and together with the L/C Loans, "L/C Credit Events") in an aggregate amount of up to $20,000,000 less the Equity Retention Amount (as defined in Section 10 (c) hereof) during the period (the "L/C Coverage Period") commencing on the Second Amendment Effective Date (as defined below) and ending on March 31, 2000, unless a Sale Agreement (as defined in Section 11(a) hereof) has been executed and delivered, in which case the period shall be extended until the earlier of (x) May 31, 2000 or (y) the date on which the Sale Agreement is terminated so long as (i) no Default or Event of Default shall exist either before or after the occurrence of such L/C Credit Event, (ii) all of the representations, warranties and agreements contained in the Credit Documents shall be true and correct in all material respects both before and after the occurrence of such L/C Credit Event, (iii) the L/C Coverage Period Letters of Credit (as defined below) in the stated amount required by clause
(iv) of this Section 10(a) shall be in full force and effect, (iv) the then effective stated amount of the L/C Coverage Period Letters of Credit shall be at least equal to the aggregate amount of all L/C Credit Events on and after the date hereof (including the amount of L/C Credit Events occurring on the date of determination) less the aggregate amount of L/C Loans repaid by the Borrower and less the stated amount of L/C Letters of Credit terminated (or, if drawn, less the amount of such drawing by the beneficiary thereof if such drawing has been repaid by the Borrower or the account parties on the L/C Coverage Period Letters of Credit), (v) the proceeds from such L/C Loans are used for, and the L/C Letters of Credit support, only working capital purposes and (vi) all other conditions to such Credit Event set forth in the Credit Agreement shall have been satisfied; and

                  (b) Notwithstanding anything to the contrary contained in clause (a) above, upon the repayment of L/C Loans by the Borrower or through drawings on the L/C Coverage Period Letters of Credit (and the termination of all L/C Letters of Credit and repayment of all amounts owing with respect thereto), the Borrower may incur additional Borrowings or have Letters of Credit issued for its account during the period beginning on the date of such repayment and ending on December 31, 2000, in an amount equal to the gross cash proceeds that the Borrower has received from the issuance of Holding's capital stock; provided, that (i) the terms and conditions of any preferred stock issued shall be satisfactory to the Agents and the Documentation Agent, it being understood that the terms and conditions of Holdings' Series D Redeemable Preferred Stock and other preferred stock outstanding on the Second Amendment Effective Date (as defined below) shall be acceptable to the Agents and the Documentation Agent,
(ii) the aggregate amount of such Borrowings or issuances of Letters of Credit shall not exceed $20,000,000 and shall be used only for working capital purposes, (iii) no Default or Event of Default shall exist before or after giving effect to such Borrowings or issuances of Letters of Credit and (iv) all other conditions to such Credit Event set forth in the Credit Agreement shall have been satisfied.

                  (c) Notwithstanding anything to the contrary contained in the Credit Agreement, including without limitation, Section 3.02(A)(d)(i) and
Section 8.05 of the Credit Agreement, Holdings may retain the cash proceeds from the issuance of capital stock in accordance with Section 10(b) hereof (so long as such proceeds do not exceed $20 million and are contributed as common equity to the Borrower) and shall not be required to repay Loans or reduce Commitments; provided, however that the $20 million amount of L/C Credit Events permitted in accordance with Section 10(a) hereof shall be reduced by the amount (the "Equity Retention Amount") of such proceeds not used to repay L/C Loans or cash collateralize L/C Letters of Credit or to repay Unpaid Drawings with respect to L/C Letters of Credit.

                  11. The Syndication Agent, as beneficiary of the L/C Coverage Period Letters of Credit, agrees that it will make drawings under the L/C Coverage Period Letters of Credit only under the following terms and conditions:

                  (a) Ten Business Days following the earlier of (x) March 31, 2000 and (y) the occurrence of a Default or Event of Default, the Syndication Agent shall draw under L/C Coverage Period Letters of Credit an amount equal to the aggregate outstanding amount of L/C Loans on the date of drawing plus the aggregate Letter of Credit Outstandings with respect to L/C Letters of Credit issued during the L/C Coverage Period; provided however in the event that prior to March 31, 2000, the Borrower has executed and delivered a definitive acquisition or merger agreement with respect to the sale of all or substantially all of the capital stock of Holdings or the Borrower or all or substantially all of the assets of the Borrower on terms and conditions reasonably acceptable to each of the Agents and the Documentation Agent (the "Sale Agreement"), then the Syndication Agent shall not be permitted to draw under the L/C Coverage Period Letters of Credit until (and on such date the Syndication Agent shall draw) ten Business Days after the earlier of (x) May 31, 2000, (y) the occurrence of a Default or Event of Default or (z) termination of the Sale Agreement.

                  (b) The Syndication Agent agrees, as beneficiary of the L/C Coverage Period Letters of Credit and for the benefit of the account parties thereunder, that it shall draw under the L/C Coverage Period Letters of Credit pro rata based on the stated amount of each such letter of credit as compared to the aggregate stated amount of all such letters of credit.

                  12. The Syndication Agent agrees, as beneficiary of the L/C Coverage Period Letters of Credit and for the benefit of the account parties thereunder, that it will request termination or reduction of one or more of the L/C Coverage Period Letters of Credit upon the request of the Borrower and in amounts requested by the Borrower; provided, however, in no event may the aggregate stated amount of the L/C Coverage Period Letters of Credit be less than the aggregate outstanding amount of L/C Loans and Letter of Credit Outstandings with respect to L/C Letters of Credit plus the remaining amount of Loans and Letters of Credit which may be incurred and/or issued in accordance with Section 10(a).

                  13. Each of the Borrower, the Agents, the Documentation Agent and the undersigned Banks hereby agree that no term or condition of any L/C Coverage Period Letter of Credit and neither Section 11(a) of this Amendment nor the proviso contained in Section 12 of this Amendment may be amended or waived without the written consent of those Banks for which the sum of whose outstanding Term Loans and Revolving Loan Commitments (or after the termination thereof, the sum of outstanding Revolving Loans and Letter of Credit Outstandings), represent an amount equal to or greater than 90% of the sum of all outstanding Term Loans and the Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans and Letter of Credit Outstandings).

                  14. Notwithstanding anything to the contrary contained in the Credit Agreement, including without limitation Section 7.01(e) thereof, the budget required to be delivered by the Borrower for fiscal year 2000 shall not be required to be delivered until February 28, 2000.

                  15. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default shall exist, both before and after giving effect to this Amendment (which has not been cured or waived by this Amendment) and (ii) all of the representations, warranties and agreements contained in the Credit Documents shall be true and correct in all material respects, in each case on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

                  16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agents.

                  18. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  19. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) Paribas, as Syndication Agent, shall have received one or more standby letters of credit ("L/C Coverage Period Letters of Credit") from Fleet National Bank, as issuing bank, for the benefit of Paribas, on behalf of the Banks and with the account party with respect thereto being one or more members of the Investor Group or other stockholders of Holdings or their affiliates as of the Second Amendment Effective Date, (ii) the L/C Coverage Period Letters of Credit shall be in form and substance satisfactory to the each of the Agents and the Documentation Agent and shall have an initial stated amount which shall not be less than $20,000,000, (iii) the Agents and the Documentation Agent shall have received all agreements and documents relating to the L/C Coverage Period Letters of Credit (including, without limitation, any reimbursement agreements relating thereto) in form and substance satisfactory to the Agents and the Documentation Agent, (iv) the Banks shall have received a legal opinion in form and substance satisfactory to each of the Agents and the Documentation Agent from counsel to Fleet National Bank, the issuing bank, with respect to the L/C Coverage Period Letters of Credit, (v) each Credit Party, the Agents, the Documentation Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office, (vi) each Bank which executes and delivers a counterpart hereof by Noon on January 4, 2000 shall have received from the Borrower a cash fee in an amount equal to 0.50% of the amount of such Bank's outstanding Term Loans and Revolving Loan Commitment, in each case as in effect on the Second Amendment Effective Date (after giving effect to this Amendment) and (vii) the Borrower shall have paid all fees and expenses then owing to the Banks (including, without limitation, legal fees and expenses) with respect to this Amendment.

                  20. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                       GOLDEN SKY HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       GOLDEN SKY SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                        PARIBAS,
                                           Individually and as Syndication Agent
                                           and Managing Agent


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                        FLEET NATIONAL BANK,
                                          Individually and as Administrative
                                          Agent and Managing Agent


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                         Individually and as Documentation Agent



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       PAMCO CAYMEN LTD.
                                       By:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       PAM CAPITAL FUNDING, L.P.
                                       By:  HIGHLAND CAPITAL MANAGEMENT, L.P.
                                          as Collateral Manager



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       CITIZENS BANK OF MASSACHUSETTS



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       UNION BANK OF CALIFORNIA



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       IBJ WHITEHALL FINANCIAL GROUP



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       FREMONT FINANCIAL CORPORATION



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       DLJ CAPITAL FUNDING, INC.



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

The undersigned hereby
acknowledge and consent
to the execution of the foregoing
amendment and transactions provided
for herein.


GOLDEN SKY HOLDINGS, INC.


By:
   -----------------------------------------
     Name:
     Title:

GOLDEN SKY SYSTEMS, INC.


By:
   -----------------------------------------
     Name:
     Title:


ARGOS SUPPORT SERVICES COMPANY


By:
   -----------------------------------------
     Name:
     Title:

PRIMEWATCH, INC.


By:
   -----------------------------------------
     Name:
     Title: